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                                                                    Exhibit 23.1




                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of The J.H. Heafner Company, Inc. on Form S-4 of our report dated January 15, 1997, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the headings "Selected Historical Financial Data" and "Experts" in such Prospectus.

                                               /s/ DELOITTE & TOUCHE LLP

Los Angeles, California
August 18, 1998